UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wood Avenue Unit #100 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on March 10, 2026, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 26, 2026 (the “Proxy Statement”). Of the 73,509,455shares of the Company’s common stock outstanding as of the record date, 37,271,431shares, or approximately 50.70%, were present or represented by proxy at the Annual Meeting.

The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal 1. Stockholders elected each of the following nominees to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the Company’s 2029 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The voting results for such nominees were as follows:

Director Name	Director Name	Votes Against	Votes Withheld	Broker Non- Votes
Yezan Haddadin	14,266,442	1,349,917	142,673	21,512,399
Faisal G. Sukhtian	14,192,499	1,161,669	404,864	21,512,399
Kurt J. Hilzinger	14,556,823	972,667	229,542	21,512,399

Proposal 2. Stockholders ratified the selection by the Audit Committee of the Board of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
35,628,284	751,849	891,298	0

Proposal 3. Stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
13,873,653	1,501,567	383,812	21,512,399

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: March 10, 2026	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer